UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PRUSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 20, 2014

INTERPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Texas
________
(State or Other Jurisdiction of Incorporation)

1-35267	75-1549797
_____	_________
(Commission File Number)	(IRS Employer Identification No.)

4240 International Parkway, Suite 105, Carrollton, Texas	75007
_______________________________________	_______
(Address of Principal Executive Offices)	(Zip Code)

(214) 654-5000 ______________ (Registrant’s Telephone Number, Including Area Code) Not Applicable _______________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 1.01. Entry into a Material Definitive Agreement.

On May 20, 2014, Interphase Corporation amended its loan agreement with Texas Capital Bank, National Association. The amendment modifies the calculation of the borrowing base. In addition, the amendment extends the maturity date of the credit facility to December 19, 2016. A complete copy of the amendment is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

   Exhibit 10.1 – Fourth Amendment to Loan Agreement between Interphase Corporation and Texas Capital Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interphase Corporation

	By:	/s/ Thomas N. Tipton Jr.
Date: May 22, 2014	Title: Chief Financial Officer, Secretary
Vice President of Finance and Treasurer

EXHIBIT INDEX

Exhibit 10.1          Fourth Amendment to Loan Agreement between Interphase Corporation and Texas Capital Bank